                                                                  EXHIBIT 99
                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                       11% SERIES A SENIOR NOTES DUE 2007

                                       OF

                         CONTINENTAL GLOBAL GROUP, INC.

                                   PURSUANT TO
                        PROSPECTUS DATED __________, 1997

-------------------------------------------------------------------------------
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON __________, 1997, UNLESS EXTENDED. TENDERS OF 11% SERIES A SENIOR NOTES
        DUE 2007 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED
                         IN THE PROSPECTUS AND HEREIN.
-------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

By Registered or Certified Mail:                     By Overnight Courier:
Norwest Bank Minnesota, National Association         Norwest Bank Minnesota, National Association
Corporate Trust Operations                           Corporate Trust Operations
P. O. Box 1517                                       Norwest Center
Minneapolis, Minnesota 55480-1517                    Sixth and Marquette
                                                     Minneapolis, Minnesota  55479-0069

By Hand:                                             By Facsimile:
Norwest Bank Minnesota, National Association         Norwest Bank Minnesota, National Association
Corporate Trust Operations                           Corporate Trust Operations
Northstar East, 12th Floor                           (612) 667-4927
608 2nd Avenue                                       Confirm by telephone:
Minneapolis, Minnesota  55479-0113                   (612) 667-9764

-------------------------------------------------------------------------------
                     DESCRIPTION OF SERIES A NOTES TENDERED
-------------------------------------------------------------------------------

         Names(s) and Address(es) of Holder(s)                            Series A Notes Tendered
Please fill in, if blank, exactly as name(s) appear(s) on        (Attach additional schedule, if necessary)
                    Series A Notes)
-----------------------------------------------------------------------------------------------------------
        (1)                                                    (2)                       (3)
                                                     ------------------------------------------------------
                                                     Certificate Number(s)     Total Principal Amount
                                                         (if enclosing           of Series A Notes
                                                          certificates)                Tendered
                                                     ------------------------------------------------------

                                                     ------------------------------------------------------

                                                     ------------------------------------------------------

                                                     ------------------------------------------------------

                                                     ------------------------------------------------------
                                                                               Total
-----------------------------------------------------------------------------------------------------------


         THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROSPECTUS, DATED ______, 1997 (THE "PROSPECTUS"), OF CONTINENTAL GLOBAL GROUP, INC., A DELAWARE CORPORATION (THE "COMPANY"), RELATING TO THE OFFER (THE "EXCHANGE OFFER") OF THE COMPANY, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE PROSPECTUS AND HEREIN AND THE INSTRUCTIONS HERETO, TO EXCHANGE $1,000 PRINCIPAL AMOUNT OF ITS 11% SERIES B SENIOR NOTES DUE 2007 (THE "SERIES B NOTES") FOR EACH $1,000 PRINCIPAL AMOUNT OF ITS OUTSTANDING 11% SERIES A SENIOR NOTES DUE 2007 (THE "SERIES A NOTES"), OF WHICH $120 MILLION AGGREGATE PRINCIPAL AMOUNT IS OUTSTANDING. THE

MINIMUM PERMITTED TENDER IS $1,000 PRINCIPAL AMOUNT OF SERIES A NOTES, AND ALL OTHER TENDERS MUST BE IN INTEGRAL MULTIPLES OF $1,000.

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION BY FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The Exchange Offer will expire at 5:00 p.m., New York City time, on __________, 1997 (the "Expiration Date"), unless extended.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE SERIES B NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR SERIES A NOTES TO THE EXCHANGE AGENT BY 5:00 P.M. ON THE EXPIRATION DATE.

         This Letter of Transmittal should be used only to exchange the Series A Notes, pursuant to the Exchange Offer as set forth in the Prospectus.

         This Letter of Transmittal is to be used (a) if Series A Notes are to be physically delivered to the Exchange Agent or (b) if delivery of Series A Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         Holders whose Series A Notes are not available or who cannot deliver their Series A Notes and all other documents required hereby to the Exchange Agent by 5:00 p.m. on the Expiration Date nevertheless may tender their Series A Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1.

         THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF SERIES A NOTES FOR EXCHANGE BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

         HOLDERS WHO WISH TO EXCHANGE THEIR SERIES A NOTES MUST COMPLETE COLUMNS
(1) THROUGH (3) IN THE BOX ENTITLED "DESCRIPTION OF SERIES A NOTES TENDERED" ON THE PRIOR PAGE, COMPLETE THE BOX BELOW ENTITLED "METHOD OF DELIVERY" AND SIGN IN THE APPROPRIATE BOX(ES) BELOW.

                               METHOD OF DELIVERY

-------------------------------------------------------------------------------
[ ]      CHECK HERE IF CERTIFICATES FOR TENDERED SERIES A NOTES ARE ENCLOSED
         HEREWITH.
[ ] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       ----------------------------------------

         Account Number:                 Transaction Code Number:
                        -----------------                        --------------

-------------------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTIONS 1 AND 4):

         Name(s) of Registered Holder(s):
                                         --------------------------------------
         Window Ticket Number (if any):
                                       ----------------------------------------
         Date of Execution of Notice of Guaranteed Delivery:
                                                            -------------------
         Name of Eligible Institution which Guaranteed Delivery:
                                                                ---------------
         IF DELIVERED BY THE BOOK-ENTRY TRANSFER FACILITY, PROVIDE THE FOLLOWING
         INFORMATION:

         [ ]  The Depository Trust Company

         Account Number:                     Transaction Code Number:
                        ---------------------                        ----------

-------------------------------------------------------------------------------
[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
              -----------------------------------------------------------------
         Address:
                 --------------------------------------------------------------

-------------------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Series A Notes indicated in the box entitled "Description of Series A Notes Tendered." Subject to, and effective upon, the acceptance for exchange of the Series A Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Series A Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company and as Trustee under the indenture governing the Series A Notes and the Series B Notes) with respect to such Series A Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Series A Notes, and to deliver all accompanying evidences of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Series B Notes to which the undersigned is entitled upon the acceptance by the Company of such Series A Notes for exchange pursuant to the Exchange Offer, (b) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Series A Notes, all in accordance with the terms of the Exchange Offer, and (c) present such Series A Notes for transfer on the register for such Series A Notes.

         The undersigned acknowledges that prior to this Exchange Offer, there has been no public market for the Series A Notes or the Series B Notes. If a market for the Series B Notes should develop, the Series B Notes could trade at a discount from their principal amount. The undersigned is aware that the Company does not intend to list the Series B Notes on a national securities exchange and that there can be no assurance that an active market for the Series B Notes will develop.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series B Notes. If the undersigned is a broker-dealer that will receive Series B Notes, it represents that the Series A Notes to be exchanged for Series B Notes were acquired as a result of market-making activities or other trading activities and it acknowledges that it will deliver a prospectus in connection with any resale of such Series B Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF THE SERIES A NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION OR WOULD OTHERWISE NOT BE IN COMPLIANCE WITH ANY PROVISION OF ANY APPLICABLE SECURITY LAW.

         The undersigned represents that (a) it is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company, (b) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes, and (c) it is acquiring the Series B Notes in the ordinary course of business.

         The undersigned understands and acknowledges that the Company reserves the right, in its sole discretion, to purchase or make offers for any Series A Notes that remain outstanding subsequent to the Expiration Date or to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Series A Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers will differ from the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that (a) the undersigned accepts the terms and conditions of the Exchange Offer, (b) the undersigned has a net long position within the meaning of Rule 14e-4 under the Exchange Act ("Rule 14e-4") equal to or greater than the principal amount of Series A Notes tendered hereby, (c) the tender of such Series A Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange), (d) the undersigned has full power and authority to tender, exchange, assign and transfer the Series A Notes tendered hereby, and (e) when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Series A Notes tendered hereby.

         The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned also agrees that, except as stated in the Prospectus, the Series A Notes tendered hereby cannot be withdrawn.

         The undersigned understands that tenders of the Series A Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

         The undersigned understands that by tendering Series A Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Series A Notes accrued up to the date of issuance of the Series B Notes.

         The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Series A Notes tendered. Series A Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

         Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Series B Notes, and Series A Notes not validly tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Series B Notes, and Series A Notes not validly tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any Series A Notes from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount of such Series A Notes so tendered.

         All questions as to the validity, form, eligibility (including time of receipt), and withdrawal of the tendered Series A Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Series A Notes not properly tendered or any Series A Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Series A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series A Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Series A Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Series A Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF SERIES A NOTES TENDERED" AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE SERIES A NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED IN THE PROSPECTUS AND HEREIN.

-------------------------------------------------------------------------------
                                    SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

X
 ------------------------------------------------------------------------------
X
 ------------------------------------------------------------------------------
               (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

         Must be signed by the registered holder(s) of Series A Notes exactly as their name(s) appear(s) on certificate(s) for the Series A Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.

Name(s):
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     (PLEASE PRINT)

Capacity (full title):
                      ---------------------------------------------------------
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  (INCLUDING ZIP CODE)

Area Code and Telephone No.:
                            ---------------------------------------------------

                               SIGNATURE GUARANTEE
                               (SEE INSTRUCTION 3)

-------------------------------------------------------------------------------
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE(S))

-------------------------------------------------------------------------------
 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NO., INCLUDING AREA CODE, OF FIRM)


-------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

-------------------------------------------------------------------------------
                                 (PRINTED NAME)

-------------------------------------------------------------------------------
                                     (TITLE)

Date: ________________________, 1997

-------------------------------------------------------------------------------


--------------------------------------------------------        ----------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                                     SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 3, 4 AND 6)                                     (SEE INSTRUCTIONS 3, 4 AND 6)

     To be completed ONLY if certificates for                          To be completed ONLY if certificates for
Series A Notes in a principal amount not                         Series A Notes in a principal amount not
exchanged and/or certificates for Series B Notes                 exchanged and/or certificates for Series B Notes
are to be issued in the name of someone other than               are to be sent to someone other than the
the undersigned, or if Series A Notes are to be                  undersigned at an address other than that shown
returned by credit to an account maintained by the               above.
Book-Entry Transfer Facility.



Issue (check appropriate box)                                     Deliver (check appropriate box)
|_|  Series B Notes to:                                           |_|  Series B Notes to:
|_|  Series A Notes to:                                           |_|  Series A Notes to:

Name:                                                             Name:
     ---------------------------------------------------               ----------------------------------------------
                    (Please Print)                                                    (Please Print)

Address:                                                          Address:
        ------------------------------------------------                  -------------------------------------------


--------------------------------------------------------          ---------------------------------------------------
                                              Zip Code                                                       Zip Code

--------------------------------------------------------          ---------------------------------------------------
            Taxpayer Identification Number                                    Taxpayer Identification Number

                (YOU MUST ALSO COMPLETE                                           (YOU MUST ALSO COMPLETE
              SUBSTITUTE FORM W-9 BELOW.)                                         SUBSTITUTE FORM W-9 BELOW.)

Credit unaccepted Series A Notes tendered by book-entry transfer to:

[ ]  The Depository Trust Company

account set forth below

--------------------------------------------------------
                 (DTC ACCOUNT NUMBER)

--------------------------------------------------------        -----------------------------------------------------

                                  INSTRUCTIONS

                 FORMING PART OF THE TERMS AND CONDITIONS OF THE
                           OFFER AND THE SOLICITATION

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To be effectively tendered pursuant to the Exchange Offer, the Series A Notes, together with a properly completed Letter of Transmittal (or facsimile thereof), duly executed by the registered holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal. If the beneficial owner of any Series A Notes is not the registered holder, then such person may validly tender his or her Series A Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the registered holder. SERIES A NOTES SHOULD BE DELIVERED ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

         THE METHOD OF DELIVERY OF SERIES A NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER.

         SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         If a holder desires to tender Series A Notes and such holder's Series A Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Series A Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

              (a) the tender is made through an Eligible Institution (as defined);

              (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Series A Notes, the certificate number or numbers of such Series A Notes and the principal amount of Series A Notes tendered, stating that the tender is being made thereby, and guaranteeing that, within three business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Series A Notes to be tendered in proper form for transfer or a Book-Entry Confirmation, as the case may be, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

              (c) such properly completed and executed Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing all tendered Series A Notes in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three business days after the Expiration Date.

         2. WITHDRAWAL OF TENDERS. Tendered Series A Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange.

         To be effective, a written or facsimile transmission notice of withdrawal must (a) be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange, (b) specify the name of the person who tendered the Series A Notes,
(c) contain the description of the Series A Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Series A Notes and the aggregate principal amount represented by such Series A Notes and (d) be signed by the holder of such Series A Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence sufficient to have the Trustee with respect to the Series A Notes register the transfer of such Series A Notes into the name of the holder withdrawing the tender. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Series A Notes have been tendered (a) by a registered holder of Series A Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) for the account of an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by the Company, whose determination shall be final and binding on all parties. If the Series A Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Series A Notes tendered by delivery of certificates for such Series A Notes, the name of the registered holder (if different from that of the tendering holder) to be credited with the withdrawn Series A Notes. Withdrawals may not be rescinded, and any Series A Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Series A Notes may be retendered by following one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus at any time on or prior to the applicable Expiration Date.

         3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Series A Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

         If any Series A Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any Series A Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         When this Letter of Transmittal is signed by the registered holder or holders specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required unless Series B Notes are to be issued, or certificates for any untendered principal amount of Series A Notes are to be reissued, to a person other than the registered holder.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein such certificates(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s).

         If this Letter of Transmittal or a Notice of Guaranteed Delivery or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Except as described below, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Series A Notes tendered pursuant hereto are tendered (a) by a registered holder of Series A Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or
(b) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each as "Eligible Institutions").

         Endorsements on certificates for Series A Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box the name and address to which certificates for Series B Notes and/or substitute certificates evidencing Series A Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Series A Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

         5. TAX IDENTIFICATION NUMBER WITHHOLDING. Federal income tax law of the United States requires that a holder of Series A Notes whose Series A Notes are accepted for exchange provide the Company with the holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the correct taxpayer identification number, the exchanging holder of Series A Notes may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, interest on the Series B Notes acquired pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 31% of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained.

         To prevent backup withholding, each exchange holder of Series A Notes subject to backup withholding must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Series A Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not yet been notified by the IRS that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the exchanging holder that such holder is no longer subject to backup withholding.

         Certain exchanging holders of Series A Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders (i.e., corporations) should certify, in accordance with the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal.

         6. TRANSFER TAXES. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the Series B Notes are to be issued to any person other than the holder of the Series A Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Exchange Offer. If holders tender Series A Notes for exchange and the Exchange Offer is not consummated, certificates representing the Series A Notes will be returned to the holders at the Company's expense.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal.

         7. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of the Series A Notes being tendered and the certificate numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

         8. PARTIAL TENDERS. Tenders of Series A Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Series A Notes, fill in the principal amount of Series A Notes which are tendered in column (3) in the box on the cover entitled "Description of Series A Notes Tendered." In the case of partial tenders, new certificates representing the Series A Notes in fully registered form for the remainder of the principal amount of the Series A Notes will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

         9. MUTILATED, LOST, STOLEN OR DESTROYED SERIES A NOTES. Any holder whose Series A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         10. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be obtained from the Exchange Agent at its telephone number set forth on the first page of this Letter of Transmittal.

           PAYER'S NAME: NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

-------------------------------------------------------------------------------

SUBSTITUTE                        Part I--PLEASE PROVIDE
                                  YOUR TIN IN THE BOX AT         ----------------------------------
Form  W-9                         RIGHT AND CERTIFY BY               Social Security Number
Department of the Treasury        SIGNING AND DATING
Internal Revenue Service          BELOW.
                                                                OR
                                                                  ---------------------------------
Payer's Request for Taxpayer                                       Employer Identification Number
Identification Number (TIN)

-------------------------------------------------------------------------------

CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                          -----------------------------------------------------
                          PART II--AWAITING TIN [ ]      PART III--EXEMPT [ ]
                          -----------------------------------------------------
     CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part III.

Signature                                       Date
         ---------------------------------------    ---------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
Please fill out your name and address below:

-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address (Number and street)

-------------------------------------------------------------------------------
City, State and Zip Code

-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature                                      Date
         --------------------------------------    ----------------------------

-------------------------------------------------------------------------------

                         CONTINENTAL GLOBAL GROUP, INC.
                                OFFER TO EXCHANGE
                       11% SERIES B SENIOR NOTES DUE 2007
                           FOR ANY AND ALL OUTSTANDING
                       11% SERIES A SENIOR NOTES DUE 2007

-------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON __________, l997, UNLESS EXTENDED. TENDERS OF 11% SERIES A SENIOR NOTES DUE 2007 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE
LETTER OF TRANSMITTAL.
-------------------------------------------------------------------------------

                                ___________, 1997

To Our Clients:

         Enclosed for your consideration is the Prospectus dated __________, 1997 (the "Prospectus") and the related Letter of Transmittal and instructions thereto (the "Letter of Transmittal") in connection with the offer (the "Exchange Offer") of Continental Global Group, Inc., a Delaware corporation ("the Company"), to exchange $1,000 principal amount of its 11% Series B Senior Notes due 2007 (the "Series B Notes") for each $1,000 principal amount of its outstanding 11% Series A Senior Notes due 2007 (the "Series A Notes").

         Consummation of the Exchange Offer is subject to certain conditions described in the Prospectus. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

         WE ARE THE REGISTERED HOLDER OF SERIES A NOTES HELD BY US FOR YOUR ACCOUNT. A TENDER OF ANY SUCH SERIES A NOTES CAN BE MADE ONLY BY US AS THE REGISTERED HOLDER AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER SERIES A NOTES HELD BY US FOR YOUR ACCOUNT.

         Accordingly, we request instructions as to whether you wish us to tender any or all such Series A Notes held by us for your account pursuant to the terms and conditions set forth in the Prospectus and the Letter of Transmittal. We urge you to read carefully the Prospectus and the Letter of Transmittal before instructing us to tender your Series A Notes.

         Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Series A Notes on your behalf in accordance with the provisions of the Exchange Offer. THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON __________, 1997 (THE "EXPIRATION DATE"), UNLESS EXTENDED. Series A Notes tendered pursuant to the Exchange Offer may only be withdrawn under the circumstances described in the Prospectus and the Letter of Transmittal.

         Your attention is directed to the following:

                  1. The Exchange Offer is for the entire aggregate principal amount of outstanding Series A Notes.

                  2. Consummation of the Exchange Offer is conditioned upon the conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions."

                  3. Tendering holders may withdraw their tender at any time until the Expiration Date.

                  4. Any transfer taxes incident to the transfer of Series A Notes from the tendering holder to the Company will be paid by the Company, except as provided in the Prospectus and the instructions to the Letter of Transmittal.

                  5. The Exchange Offer is not being made to (nor will the surrender of Series A Notes for exchange be accepted from or on behalf
         of) holders of Series A Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

                  6. The acceptance for exchange of Series A Notes validly tendered and not validly withdrawn and the issuance of Series B Notes will be made as promptly as practicable after the Expiration Date. Subject to rules promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company, however, expressly reserves the right to delay acceptance of any of the Series A Notes or to terminate the Exchange Offer and not accept for purchase any Series A Notes not theretofore accepted if any of the conditions set forth in the Prospectus under the caption "The Exchange Offer-Conditions" shall not have been satisfied or waived by the Company.

                  7. The Company expressly reserves the right, in its sole discretion, (i) to delay accepting any Series A Notes, (ii) to extend the Exchange Offer, (iii) to amend the terms of the Exchange Offer or
         (iv) to terminate the Exchange Offer. Any delay, extension, amendment or termination will be followed as promptly as practicable by oral or written notice to the Exchange Agent and a public announcement thereof. In the case of an extension, such public announcement shall include disclosure of the approximate number of Series A Notes deposited to date and shall be made prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which the Company may choose to make a public announcement of any extension, amendment or termination of the Exchange Offer, the Company shall have no obligation to publish, advertise, or otherwise communicate any such public announcement, other than by making a timely release to the Dow Jones News Service. Except as otherwise provided in the Prospectus, withdrawal rights with respect to Series A Notes tendered pursuant to the Exchange Offer will not be extended or reinstated as a result of an extension or amendment of the Exchange Offer.

                  8. Consummation of the Exchange Offer may have adverse consequences to non-tendering Series A Note holders, including that the reduced amount of outstanding Series A Notes as a result of the Exchange Offer may adversely affect the trading market, liquidity and market price of the Series A Notes.

         If you wish to have us tender any or all of the Series A Notes held by us for your account, please so instruct us by completing, executing and returning to us the instruction form that follows.

                         CONTINENTAL GLOBAL GROUP, INC.

                    INSTRUCTIONS REGARDING THE EXCHANGE OFFER

                               WITH RESPECT TO THE

                       11% SERIES A SENIOR NOTES DUE 2007

         THE UNDERSIGNED ACKNOWLEDGE(S) RECEIPT OF YOUR LETTER AND THE ENCLOSED DOCUMENTS REFERRED TO THEREIN RELATING TO THE EXCHANGE OFFER OF THE COMPANY.

         THIS WILL INSTRUCT YOU WHETHER TO TENDER THE PRINCIPAL AMOUNT OF SERIES A NOTES INDICATED BELOW HELD BY YOU TO THE ACCOUNT OF THE UNDERSIGNED PURSUANT TO THE TERMS OF AND CONDITIONS SET FORTH IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

Box 1 [ ] Please tender the Series A Notes held by you for my account, as indicated below.

Box 2 | | Please do not tender any Series A Notes held by you for my account.

Date: __________________, 1997           --------------------------------------------------


                                         --------------------------------------------------
                                                          Signature(s)
Principal Amount of Series A Notes
to be Tendered:                           -------------------------------------------------

$__________________________*              -------------------------------------------------
(must be in the principal amount                    Please print name(s) here
of $1,000 or an integral multiple
thereof)                                  -------------------------------------------------

                                          -------------------------------------------------

                                          -------------------------------------------------
                                                    Please type or print address


                                          -------------------------------------------------
                                                    Area Code and Telephone Number


                                          -------------------------------------------------
                                          Taxpayer Identification or Social Security Number

                                          -------------------------------------------------
                                                            My Account Number with You

---------------------------
* UNLESS OTHERWISE INDICATED, SIGNATURE(S) HEREON BY BENEFICIAL OWNER(S) SHALL CONSTITUTE AN INSTRUCTION TO THE NOMINEE TO TENDER ALL SERIES A NOTES OF SUCH BENEFICIAL OWNER(S).

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                         Corporate Trust Administration
                                 Norwest Center
                               Sixth and Marquette
                        Minneapolis, Minnesota 55479-0069

                         CONTINENTAL GLOBAL GROUP, INC.
                                OFFER TO EXCHANGE
                       11% SERIES B SENIOR NOTES DUE 2007
                           FOR ANY AND ALL OUTSTANDING
                       11% SERIES A SENIOR NOTES DUE 2007

-------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON __________, 1997, UNLESS EXTENDED. TENDERS OF 11% SERIES A SENIOR NOTES DUE 2007 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE
LETTER OF TRANSMITTAL.
-------------------------------------------------------------------------------

To Brokers, Dealers, Commercial Banks, Trust
  Companies and other Nominees:

         We have been appointed by Continental Global Group, Inc., a Delaware corporation (the "Company"), to act as the Exchange Agent in connection with the offer (the "Exchange Offer") of the Company to exchange $1,000 principal amount of its 11% Series B Senior Notes due 2007 for each $1,000 principal amount of its 11% Series A Senior Notes due 2007 (the "Series A Notes"), upon the terms and subject to the conditions set forth in the Prospectus dated __________, 1997 (the "Prospectus") and in the related Letter of Transmittal and the instructions thereto (the "Letter of Transmittal").

         Enclosed herewith are copies of the following documents:

1. The Prospectus;

2. The Letter of Transmittal for your use and for the information of your clients, together with guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

3. Notice of Guaranteed Delivery to be used to accept the Exchange Offer if the Series A Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined);

4. A form of letter which may be sent to your clients for whose account you hold the Series A Notes in your name or in the name of a nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

5. A return envelope addressed to the Exchange Agent.

         PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON __________, 1997 (THE "EXPIRATION DATE"), UNLESS EXTENDED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

         The Company will not pay any fees or commission to any broker or dealer or other person (other than to the Exchange Agent) for soliciting tenders of the Series A Notes pursuant to the Exchange Offer. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

         Additional copies of the enclosed materials may be obtained by contacting the Exchange Agent as provided in the enclosed Letter of Transmittal.

                                 Very truly yours,

                                 Norwest Bank Minnesota, National Association

         NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE COMPANY OR THE EXCHANGE AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF ANY OF THEM WITH RESPECT TO THE EXCHANGE OFFER NOT CONTAINED IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.

                          NOTICE OF GUARANTEED DELIVERY

                             TO TENDER FOR EXCHANGE
                       11% SERIES A SENIOR NOTES DUE 2007

                                       OF

                         CONTINENTAL GLOBAL GROUP, INC.

                                   PURSUANT TO
                        PROSPECTUS DATED __________, 1997

         This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept the offer (the "Exchange Offer") of Continental Global Group, Inc., a Delaware corporation (the "Company"), to exchange $1,000 principal amount of its 11% Series B Senior Notes due 2007 for each $1,000 principal amount of its outstanding 11% Series A Senior Notes due 2007 (the "Series A Notes") if (a) certificates representing the Series A Notes are not immediately available or (b) time will not permit the Series A Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date. This form may be delivered by an Eligible Institution (as defined) by mail or hand delivery or transmitted, via facsimile, telegram or telex to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus dated __________, 1997 (the "Prospectus").

         THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF SERIES A NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS OF SERIES A NOTES IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

-------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON __________, 1997, UNLESS EXTENDED. TENDERS OF 11% SERIES A SENIOR NOTES DUE 2007 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE
LETTER OF TRANSMITTAL.
-------------------------------------------------------------------------------

                   The Exchange Agent for the Exchange Offer:

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

By Registered or Certified Mail:                     By Overnight Courier:
Norwest Bank Minnesota, National Association         Norwest Bank Minnesota, National Association
Corporate Trust Operations                           Corporate Trust Operations
P. O. Box 1517                                       Norwest Center
Minneapolis, Minnesota 55480-1517                    Sixth and Marquette
                                                     Minneapolis, Minnesota  55479-0069

By Hand:                                             By Facsimile:
Norwest Bank Minnesota, National Association         Norwest Bank Minnesota, National Association
Corporate Trust Operations                           Corporate Trust Operations
Northstar East, 12th Floor                           (612) 667-4927
608 2nd Avenue                                       Confirm by telephone:
Minneapolis, Minnesota  55479-0113                   (612) 667-9764

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, TELEGRAM OR TELEX, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the principal amount of Series A Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange OfferGuaranteed Delivery Procedures."

         Subject to and effective upon acceptance for exchange of the Series A Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Series A Notes tendered hereby. In the event of a termination of the Exchange Offer, the Series A Notes tendered pursuant thereto will be returned to the tendering Series A Note holder promptly.

         The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Prospectus and the Letter of Transmittal, has full power and authority to tender, sell, assign and transfer the Series A Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary to desirable to complete the sale, assignment and transfer of the Series A Notes tendered.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

-------------------------------------------------------------------------------
                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s)                       Address(es):
or Authorized Signatory:                                                  -------------------------------

                                                           ----------------------------------------------
-----------------------------------------------
                                                           ----------------------------------------------
-----------------------------------------------
                                                           ----------------------------------------------
Name(s) of Registered Holder(s):

                                                           Area Code and Telephone No.:
-----------------------------------------------
                                                           ----------------------------------------------
-----------------------------------------------

Principal Amount of Series A Notes Tendered:

-----------------------------------------------            If Series A Notes will be delivered by a book-
entry

                                                           transfer, provide the following information:

Certificate No(s). of Series A Notes (if available):

-------------------------------------------------         Transaction Code No.:
                                                                               ---------------------------
-------------------------------------------------          Depository Account No.:
                                                                                  ------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Series A Notes exactly as their name(s) appear(s) on the Series A Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
             ------------------------------------------------------------------

             ------------------------------------------------------------------
Capacity:
             ------------------------------------------------------------------

             ------------------------------------------------------------------
Address(es):
             ------------------------------------------------------------------

             ------------------------------------------------------------------

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution") hereby guarantees that, within three business days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Series A Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Series A Notes into the Exchange Agent's account at a Book-Entry Transfer Facility) and all other required documents will be deposited by the undersigned with the Exchange Agent at one of its addresses set forth above.

Name of Firm:
             -------------------------------------     ------------------------
                                                         Authorized Signature

Address:                                        Name:
        --------------------------------------       --------------------------
                                                Title:
----------------------------------------------       --------------------------

Area Code and Telephone No.:                    Date:
                            -------------------      --------------------------

DO NOT SEND SERIES A NOTES WITH THIS FORM. ACTUAL SURRENDER OF SERIES A NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY
COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

-------------------------------------------------------------------------------



                                       3